UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CAMCO INVESTORS FUND

December 31, 2007

Dear Fellow Shareholders,

After a modest start to 2007 in the first half of the year, the second half of the year brought tremendous volatility and tremendous negativity.  This affected the portfolio of companies held in the CAMCO Investors Fund.  For the year, the Fund fell 9.82% compared to a gain of 1.92% for the Domini 400 Social Index.  The Fund returns were hurt by the underperformance of value stocks and smaller capitalization stocks relative to momentum stocks and large capitalization growth stocks.  In addition, the Fund holdings of higher dividend stocks were impacted by the market selling stocks in the financial sector during the second half of the year.  The sell off in equities was sparked by the sub prime mortgage crisis which spilled over in late summer to slam the credit markets overall.   Investors became fearful as credit dried up.  Mortgages became harder to get as lenders went from providing easy money during the housing boom to significantly tightening lending standards amid the panic.  This credit crunch in turn exacerbated the slowdown in housing, as home prices fell nationwide.  In addition to the credit crisis, investors worried about $100 per barrel oil, fear of a consumer led economic slowdown leading to a recession, with the resulting job losses, and the uncertainty of the upcoming Presidential election.

As shareholders, we share your disappointment with the recent returns of the Fund; however, the key question is what is an investor to do now?  Are we on the brink of a global depression?  Is this the worst economy since Herbert Hoover (as Speaker of the House Nancy Pelosi famously said)?  If you watch the nightly news and read the major newspapers, you’ve probably gotten a steady diet of that doom and gloom message.  You may be one of those investors getting spooked by what you hear.  Our job is to cut through all that and make educated decisions about how best to invest for you, our shareholders.  With that in mind, here is our current view of the market and what should be done.

First, stock valuations are very reasonable.  The price earnings ratio (PE) of the S+P 500 is about half of what it was before the last big market sell off in 2001-2002.  This is primarily due to the growth in earnings (the E in PE) over the last eight years coupled with prices that have not grown (the P in PE).  In fact, the S+P 500 index is essentially unchanged from 1999-2007.  Second, although the threat of a recession is possible, stock prices appear to already have priced in a recession, even if we don’t get one. In fact, in a recent compilation of  2008 economic forecasts, only two out of fifty–two economists believe we will have a recession this year and in both cases the predictions were for a mild turn down or a so called “soft-landing”.  As an aside, we have to be somewhat skeptical of economic forecasting.  As one wag put it, “economists have predicted fifteen out of the last four recessions.”  Third, and most importantly, Federal Reserve Bank (Fed) has begun cutting interest rates.  We have seen the Fed already cut a full percent off the federal funds rate since September.  Our expectation is that the Fed will continue to cut rates, as concern over slowing growth trumps any inflationary fears. Inflation remains in check, running barely 3% even with high energy prices, so we are confident the Fed will continue to ease. We believe the effect of these rate cuts will be positive for economic growth and more importantly positive for stock prices.  Fourth, as we progress throughout the year, the uncertainty over the Presidential election will dissipate.  This removal of uncertainty should be bullish for stocks as it historically has been.  A recent study showed positive returns in fourteen of the last fifteen election years, with the bulk of the gains occurring in the third and fourth quarters.  Finally, we are currently seeing high levels of insider buying signaling bullishness among corporate insiders.  Those who know their companies best are voting with their pocketbooks and taking advantage of the sell off in their own stocks.

What does all this mean for our shareholders?  Well, in a word, we are optimistic.  We believe stocks are on sale with values not seen in several years.  We are especially bullish on dividend paying stocks for total return potential.  The effect of the Fed rate cuts should diminish the relative attractiveness of bonds and other income vehicles to the benefit of dividend paying stocks.  We have positioned the Fund accordingly.  Although we don’t know when the extreme pessimism of today will end, we do know it will end and are optimistic there are bargains to be had.  For a long-term investor (as all stock investors should be), remember that the low valuations associated with times of pessimism historically bring those bargains which lead to a market rally.  For all the reasons outlined above, we believe we are at that point.  If you have a few extra dollars to add to your Fund holdings now would be an excellent time to do that.

As always, we thank you for being shareholders and we commit to continuing to bring value and values to your investments.

With Kindest Regards,

Rick Weitz

Dennis Connor

Portfolio Manager

President

January 2008

CAMCO INVESTORS FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2007

AVERAGE ANNUAL RATE OF RETURN (%)

DECEMBER 4, 2002 THROUGH DECEMBER 31, 2007

	1 Year	Since Inception *
Camco Investors Fund	(9.82)%	4.11%
S&P 500 Index	5.49%	11.44%

20,000
15,000
10,000
5,000
-
Camco Investors Fund
S&P 500 Index
$17,330
$12,267
12/4/2002 (Fund Inception)
December-02
March-03
June-03
September-03
December-03
March-04
June-04
September-04
December-04
March-05
June-05
September-05
December-05
March-06
June-06
September-06
December-06
March-07
June-07
September-07
December-07

* This chart assumes an initial investment of $10,000 made on December 4, 2002, following an investment adviser and investment objective change that was approved December 4, 2002.  The investment adviser began trading pursuant to the new investment objectives on August 11, 2004. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (866) 878-5677.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

CAMCO INVESTORS FUND

           PORTFOLIO ANALYSIS

              DECEMBER 31, 2007 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
2.52%
Cash Equivalents
5.09%
Technology
14.01%
Basic Materials
20.82%
Services
16.79%
Consumer Goods
4.51%
Industrial Goods
5.15%
Financial
18.11%
Healthcare
13.00%

	Camco Investors Fund
	Schedule of Investments
	December 31, 2007

Shares		Value

COMMON STOCKS - 87.02%

Beverages - 2.69%
4,500	Coca Cola Co.	$ 276,165

Capital Markets - 1.20%
2,955	Fidelity National Info Services, Inc.	122,898

Chemicals - 1.06%
4,500	Western Refining, Inc.	108,945

Commercial Banks - 2.09%
16,000	Oriental Financial Group, Inc.	214,560

Communications Equipment - 3.20%
3,100	L-3 Communications Holdings, Inc.	328,414

Computers & Peripherals - 1.16%
3,600	Sandisk Corp.*	119,412

Construction & Enineering - 1.12%
7,900	Meritage Homes Corp.	115,103

Construction Materials - 2.59%
7,500	Eagle Materials, Inc.	266,100

Containers & Packaging - 1.80%
8,000	Sealed Air Corp.	185,120

Electrical Equipment - 4.85%
5,442	Dominion Resources, Inc.	258,223
6,450	Tyco Electronics Ltd. (Bermuda)	239,489
		497,711
Electronic Equipment & Instruments - 6.05%
17,275	Flextronics International Ltd.* (Singapore)	208,336
20,000	Ion Geophysical Corp.*	315,600
2,450	Tyco Laboratories Ltd.	97,143
		621,079
Food & Staples Retailing - 1.82%
6,000	Sysco Corp.	187,260

Health Care Equipment & Supllies - 10.25%
4,450	Covidien Ltd. (Bermuda)	197,090
7,200	Medtronic, Inc.	361,944
3,500	Stryker Corp.	261,520
3,500	Zimmer Holding, Inc.*	231,525
		1,052,079
Health Care Technology - 0.93%
14,025	Trinity Biotech,Plc ADR* (Ireland)	95,510

Insurance - 4.91%
6,000	American Financial Group, Inc.	173,280
5,762	Fidelity National Financial, Inc.	84,183
14,500	Montpelier Re Holdings Ltd. (Bermuda)	246,645
		504,108
Machinery - 2.54%
7,000	Graco, Inc.	260,820

Media - 1.54%
18,000	Gatehouse Media, Inc.	158,040

Metals & Mining - 7.05%
4,000	Alcoa, Inc.	146,200
8,000	Compass Minerals International, Inc.	328,000
1,400	Freeport Mcmoran Copper, Inc.	143,416
4,000	Titanium Metals Corp.	105,800
		723,416
Oil, Gas Consumable Fuels - 12.85%
1,000	Burlington Resources, Inc.	22,430
12,000	Chesapeake Energy Corp.	470,400
4,500	Cimarex Energy Co.	191,385
5,500	Helix Energy Solutions Group, Inc.	228,250
4,325	Kinder Morgan Energy Partners, LP	233,507
10,000	Petrohawk Energy Corp.*	173,100
		1,319,072
Pharmaceuticals - 1.78%
13,000	Mylan, Inc.	182,780

Road & Rail - 1.62%
6,000	Trinity Industries, Inc.	166,560

Semiconductors & Semiconductor Equipment - 2.16%
49,000	Silicon Image, Inc.*	221,480

Software - 2.26%
5,200	Automatic Data Processing, Inc.	231,556

Specialty Retail - 3.78%
9,500	American Eagle Outfitters, Inc.	197,315
8,450	Lowe's Companies, Inc.	191,139
		388,454
Thrifts & Mortgage Finance - 2.36%
22,500	Jer Investors Trust, Inc.	242,325

Transportation Infrastructure - 3.36%
8,000	Euroseas Ltd. (Greece)	99,200
6,600	Tsakos Energy Navigation Ltd. (Greece)	244,398
		343,598

TOTAL FOR COMMON STOCKS (Cost $8,668,842) - 87.02%		$ 8,932,565

CORPORATE BONDS - 1.69%
200,000	CIT Group, Inc. 5.95%, 02/15/2017	$ 173,220

TOTAL FOR CORPORATE BONDS (Cost $200,000) - 1.69%		$ 173,220

REAL ESTATE INVESTMENT TRUSTS - 5.88%
20,000	Ashford Hospitality Trust, Inc.	143,800
4,000	Equity One, Inc.	92,120
4,875	Highwood Properties, Inc.	143,228
4,000	Ramco Gershenson Properties Trust	85,480
2,600	Saul Centers, Inc.	138,918

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $577,457) - 5.88%		$ 603,546

SHORT TERM INVESTMENTS - 5.07%
520,666	US Bank Repurchase Agreement, 3.10%, dated 12/31/2007, due 1/2/2008
	repurchase price $520,666, collateralized by U.S. Treasury Bonds	520,666

TOTAL INVESTMENTS (Cost $9,966,965) - 99.66%		$ 10,229,997

OTHER ASSETS LESS LIABILITIES - 0.34%		34,762

NET ASSETS - 100.00%		$ 10,264,760

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2007.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments in Securities, at Value (Cost $9,966,965)	$ 10,229,997
Receivables:
Dividends and Interest	52,488
Total Assets	10,282,485
Liabilities:
Accrued Management Fees	17,725
Total Liabilities	17,725
Net Assets	$ 10,264,760

Net Assets Consist of:
Paid In Capital	$ 10,055,842
Accumulated Undistributed Net Investment Income	10,742
Accumulated Undistributed Realized Loss on Investments	(64,856)
Unrealized Appreciation in Value of Investments	263,032
Net Assets, for 876,711 Shares Outstanding	$ 10,264,760

Net Asset Value Per Share	$ 11.71

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends (a)	$ 220,354
Interest	62,097
Total Investment Income	282,451

Expenses:
Advisory Fees (Note 3)	221,157
Legal Fees	30,000
Total Expenses	251,157

Net Investment Income	31,294

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	78,922
Capital Gain Distributions from Portfolio Companies	12,864
Net Change in Unrealized Depreciation on Investments	(1,326,402)
Realized and Unrealized Gain (Loss) on Investments	(1,234,616)

Net Decrease in Net Assets Resulting from Operations	$ (1,203,322)

(a) Dividend income is net of $13,936 of return of capital distributions received from portfolio companies and $840 of foreign tax withheld.

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	12/31/2007	12/31/2006
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 31,294	$ 8,388
Net Realized Gain on Investments	78,922	273,642
Capital Gain Distributions from Portfolio Companies	12,864	19,350
Unrealized Appreciation (Depreciation) on Investments	(1,326,402)	885,268
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,203,322)	1,186,648

Distributions to Shareholders:
Net Investment Income	(20,552)	(8,388)
Return of Capital	-	(37,494)
Realized Gains	(7,691)	-
Total Dividends and Distributions Paid to Shareholders	(28,243)	(45,882)

Capital Share Transactions (Note 4)	1,131,879	1,764,762

Total Increase (Decrease) in Net Assets	(99,686)	2,905,528

Net Assets:
Beginning of Year	10,364,446	7,458,918

End of Year (Including Undistributed Net Investment Income of $10,742
and $0, respecitvely)	$ 10,264,760	$ 10,364,446

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Net Asset Value, at Beginning of Year	$ 13.02	$ 11.45	$ 11.69	$ 9.86	$ 9.82

Income From Investment Operations:
Net Investment Income *	0.04	0.01	0.02	0.03	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.32)	1.61	(0.19)	1.81	0.00
Total from Investment Operations	(1.28)	1.62	(0.17)	1.84	0.04

Distributions:
Net Investment Income	(0.02)	(0.01)	(0.02)	(0.01)	0.00
Return of Capital	0.00	(0.04)	(0.05)	(0.00)	0.00
Realized Gains	(0.01)	0.00	0.00	0.00	0.00
Total from Distributions	(0.03)	(0.05)	(0.07)	(0.01)	0.00

Net Asset Value, at End of Year	$ 11.71	$ 13.02	$ 11.45	$ 11.69	$ 9.86

Total Return **	(9.82)%	14.22%	(1.46)%	18.66%	0.41%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,265	$ 10,364	$ 7,459	$ 5,626	$ 37
Ratio of Expenses to Average Net Assets	2.25%	1.98%	1.98%	1.98%	0.00%
Ratio of Net Investment Income to Average Net Assets	0.28%	0.10%	0.02%	0.27%	0.54%
Portfolio Turnover	35.88%	16.27%	62.82%	5.57%	0.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized a diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006 and commenced operations on February 8, 2007.  The Fund was organized to acquire all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  The Predecessor Fund was organized on January 1, 1998.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is  capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Securities Transactions and Investment Income- Security transactions are recorded on the dates the transactions are entered into (the trade dates).  Realized gains and losses on security transactions are determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date.  Interest income is determined on the accrual basis.  Discount on fixed income securities is amortized.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Income Taxes- It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income.  The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results may differ from those estimates.

Note 3. Transactions with Affiliates

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the year ending December 31, 2007, the Adviser earned a fee of $221,157 from the Fund. At December 31, 2007 the Fund owed the Adviser $17,725. For the year ended December 31, 2007 expenses related to the reorganization referred to in Note 1 totaling $30,000 are characterized as extraordinary and are outside the 1.98% expense cap.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.  For the year ending December 31, 2007 the Fund paid Syndicated Capital brokerage commissions of $1,607 which constituted 100% of commissions paid by the Fund.

Note 4. Capital Stock

Paid in capital at December 31, 2007 was $10,055,842 representing 876,711 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock of $0.001 par value per share.

Transactions in capital stock were as follows:

	Year Ending 12/31/2007		Year Ending 12/31/2006
	Shares	Amount	Shares	Amount
Shares sold	148,430	$1,979,837	173,629	$2,119,155
Shares issued in reinvestment of dividends	2,339	27,620	3,440	44,788
Shares redeemed	(69,949)	(875,578)	(32,474)	(399,181)
Net increase	80,820	$1,131,879	144,595	$1,764,762

Note 5. Investment Transactions

For the year ending December 31, 2007, purchases and sales of investment securities other than short-term investments aggregated $5,158,641 and $3,522,009, respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at December 31, 2007 was $9,966,965.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

At December 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation
$1,458,949	($1,195,917)	$263,032

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Value
Net Investment Income	$10,742
Realized Loss	(64,856)
Unrealized appreciation	263,032
$208,918

The tax character of distributions paid during 2007 and 2006 was as follows.

	2007	2006
Ordinary Income	$20,552	$8,388
Return of Capital	0	37,494
Capital Gain	7,691	0
	$28,243	$45,882

Note 7. New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007. FASB Interpretation No. 48 requires the that tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted they reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2007, Pershing LLC held for the benefit of others, in aggregate, owned approximately 75% of the Fund’s shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

CAMCO Investors Fund

We have audited the accompanying statement of assets and liabilities of CAMCO Investors Fund, (the "Fund"), including the schedule of investments, as of December 31, 2007 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAMCO Investors Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
February 28, 2008

Camco Investors Fund
Expense Illustration
December 31, 2007 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which typically consist of management  fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2007	December 31, 2007	July 1, 2007 to December 31, 2007

Actual	$1,000.00	$870.42	$10.61
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.86	$11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2007 (UNAUDITED)

Non-Interested Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA Age: 75	Trustee	One Year/ First Elected 12/04/02	Retired – USAF (1990 – present)	1	None
Charles J. Bailey 11620 Gambrill Rd Frederick, MD Age: 62	Trustee	One Year/ First Elected 12/04/02	Regional Mgr. Tollgate Inc.(1995 – present)	1	None
Malcolm R. Uffelman 1808 Horseback Trail Vienna, VA Age: 70	Trustee	One Year/ First Elected 12/04/02	Vice President, Contact, Inc. (a communications company)(2000 – present)	1	None

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Dennis M. Connor[2] Age: 51	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus Age:67	Treasurer and Chief Compliance Officer	N/A	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz Age: 49	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 The address for Mr. Connor and each officer is c/o CAMCO Investors Fund, 30 E. Main Street, Berryville, VA 22611.

2 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Management Agreement Renewal

   The Board of Directors of the Fund, including the independent Directors, unanimously renewed the Management Agreement between the Fund and CAMCO (also referred to as the Adviser) at a meeting of the Board of Directors held on November 10, 2006.  The Board  discussed the specific factors directors should consider in evaluating an investment advisory contract, which include, but are not limited to, the following:  the investment performance of the fund and the investment adviser; the nature, extent and quality of the services provides by the investment adviser to the fund; the costs of the services to be provided and the profits to be realized by the adviser and its

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2007 (UNAUDITED)

affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

   As for the investment performance of CAMCO and the Fund, the Directors reviewed information regarding the Fund's performance compared to a group of funds with a similar socially responsible investment strategy (the "Peer Group").  It was the consensus of the Board that the Fund had performed well for the period under consideration, having performance that was above the average for the Peer Group, and that overall it was satisfied with the Fund’s performance.  As to the Adviser’s business and qualifications of personnel, the Directors examined a copy of the Adviser’s most recent registration statement on Form ADV and reviewed the experience of the portfolio managers.  A representative of the Adviser discussed with the Directors a recent unaudited balance sheet for the Adviser.  The representative then informed the Board that there had been no significant changes in the Adviser’s personnel, corporate structure, ownership or principal activities.  Based on the information presented to the Board and their discussions with the portfolio managers, the Directors concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

   As to costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, a representative of the Adviser reviewed the expenses of the Peer Group.  The Board noted that the average expense ratio for the peer group was slightly lower than the expense ratio for the Fund.  After consideration, it was the consensus of the Board that the management fee was reasonable in light of the quality of the services the Fund receives from the Adviser and the level of fees paid by funds in the Peer Group.  The Directors reviewed information regarding the direct and indirect expenses of the Fund incurred by the Adviser, and the income received by the Adviser in managing the Fund.  The Directors noted that neither the Adviser nor the officers of the Fund receive additional compensation from the affiliated broker that executes trades on behalf of the Fund. The directors concluded that the Adviser is not excessively profitable

As to economies of scale, the Directors concluded that economies of scale will be realized as the Fund’s assets grow but were not relevant at this time.  Consequently, the Directors determined that management fee levels would not be adjusted at this time, but that the Board would consider adjustments in the future.  As a result of their considerations, the Board of Directors, including a majority of those who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, unanimously approved renewal of the Management Agreement between the Fund and CAMCO.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Directors has determined that Mr. Malcolm Uffelman is a financial expert.  Mr. Uffelman is an independent Director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 12,000

FY 2006

$ 11,000

(b)

Audit-Related Fees

Registrant

 Adviser

FY 2007

$ 0

$ 0

FY 2006

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2007

$ 1,500

$ 0

FY 2006

$ 1,200

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2007

$ 0

$ 0

FY 2006

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2007

$ 1,500

FY 2006

$ 1,200

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of February 29, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 10, 2008

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date March 10, 2008